UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2024, Weatherford International plc (“Weatherford” and together with its subsidiaries, “we” or the “Company”) issued a news release announcing results for the second quarter ended June 30, 2024. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

Weatherford will host a conference call on Wednesday, July 24, 2024, to discuss the Company’s results for the second quarter ended June 30, 2024. The conference call will begin at 9:00 a.m. Eastern Time (8:00 a.m. Central Time).

Listeners are encouraged to download the accompanying presentation slides which will be available in the investor relations section of the Company’s website.

Listeners can participate in the conference call via a live webcast at https://www.weatherford.com/investor-relations/investor-news-and-events/events/ or by dialing +1 877-328-5344 (within the U.S.) or +1 412-902-6762 (outside of the U.S.) and asking for the Weatherford conference call. Participants should log in or dial in approximately 10 minutes prior to the start of the call.

A telephonic replay of the conference call will be available until August 7, 2024, at 5:00 p.m. Eastern Time. To access the replay, please dial +1 877-344-7529 (within the U.S.) or +1 412-317-0088 (outside of the U.S.) and reference conference number 1382600. A replay and transcript of the earnings call will also be available in the investor relations section of the Company’s website

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2024, the Board increased the size of the Board to six directors and appointed Steven Beringhause to fill the resulting vacancy. Mr. Beringhause will serve a term expiring at the Company’s 2025 annual meeting of shareholders or upon his earlier death, disability, resignation, disqualification, or removal. Mr. Beringhause was appointed to the Compensation and Human Resources and Safety, Environment and Sustainability Committees of the Board.

Mr. Beringhause will receive the same compensation as other non-employee directors of the Company as described in the Company’s 2024 Proxy Statement under “Director Compensation,” prorated for the portion of the year that he will serve. Mr. Beringhause and the Company entered into the Company’s standard director indemnification arrangement, whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the arrangement.

Item 8.01	Other Information.

On July 23, 2024, Weatherford announced that the Board has declared a cash dividend of $0.25 per share on the Company’s ordinary shares, par value $0.001 per share, payable on September 12, 2024 to shareholders of record as of August 13, 2024 (the “Dividend”).

Weatherford also announced that the Board has authorized a dividend program under which Weatherford intends to pay regular quarterly cash dividends. Subsequent dividend declarations and the record and payment dates for future dividend payments, if any, are subject to the Board’s continuing determination that the dividend program is in the best interest of the Company and complies with applicable legal requirements. The dividend program may be suspended or cancelled at the discretion of the Board at any time.

Also on July 23, 2024, Weatherford announced that the Board has approved a share repurchase program (the “Program”) of up to $500 million through June 2027. The timing, manner, number, and value of shares repurchased, if any, will depend on a number of factors, including but not limited to the market price of the Company’s ordinary shares, market and economic conditions, applicable contractual, legal, regulatory or other requirements and other business considerations.

A copy of the press release announcing the Dividend and the Program is attached as Exhibit 99.1 to this Form 8-K and portions related to the Dividend and the Program are incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact included in this Current Report on Form 8-K, concerning, among other things, the Company’s intent or ability to pay dividends or make share repurchases in the future are forward-looking statements and are also generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “outlook,” “budget,” “intend,” “strategy,” “plan,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are based upon the current beliefs of Weatherford’s management and are subject to significant risks, assumptions, and uncertainties. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements.

These risks and uncertainties are more fully described in Weatherford’s reports and registration statements filed with the Securities and Exchange Commission, including the risk factors described in Weatherford’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Accordingly, you should not place undue reliance on any of the Company’s forward-looking statements. Any forward-looking statements speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law, and we caution you not to rely on them unduly.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	News Release dated July 23, 2024 announcing results for the second quarter ended June 30, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: July 23, 2024
/s/ Arunava Mitra
Arunava Mitra
Executive Vice President and Chief Financial Officer